EXHIBIT 10.75

AMENDMENT NO. 1 TO
PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 1 TO PURCAHSE AND SALE AGREEMENT, dated as of January 14, 2021 (this “Amendment”), among PG&E AR Facility, LLC, a Delaware limited liability company (the “Buyer”), Pacific Gas and Electric Company, a California corporation (“PG&E”), as initial Servicer (in such capacity, the “Servicer”) and as an originator (in such capacity, the “Originator”), JPMorgan Chase Bank, N.A. (“JPM”), as a Committed Lender and as a Group Agent, Jupiter Securitization Company LLC (“Jupiter”), as a Conduit Lender, Mizuho Bank, Ltd. (“Mizuho”), as a Committed Lender and as a Group Agent, BNP Paribas (“BNP”), as a Committed Lender and as a Group Agent, Starbird Funding Corporation (“Starbird”), as a Conduit Lender, Victory Receivables Corporation (“Victory”), as a Conduit Lender, and MUFG Bank, Ltd. (“MUFG”), as a Committed Lender, as a Group Agent and as Administrative Agent.
W I T N E S S E T H:

WHEREAS, the Buyer, the Servicer and the Originator have heretofore entered into that certain Purchase and Sale Agreement, dated as of October 5, 2020 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”);

WHEREAS, concurrently herewith, the Buyer and PG&E, as holder, are entering into that certain Amended and Restated Subordinated Note, dated as of the date hereof and acknowledged and agreed to by the Administrative Agent;

WHEREAS, concurrently herewith, the Buyer, as borrower, the Servicer, PG&E, as retention holder, the Administrative Agent and the Lenders and Group Agents party thereto are entering into that certain Amendment No. 1 to Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”); and

WHEREAS, the parties hereto seek to modify the Agreement upon the terms hereof.

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto agree as follows:

A G R E E M E N T:

1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) Section 1.1 of the Agreement.

2.Amendment to the Agreement. Effective as of the date hereof, Section 3 of Exhibit 2.3(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

3. Interest. Subject to the Subordination Provisions, Buyer promises to pay interest on the aggregate unpaid principal amount of this Note outstanding on each interest payment date as set forth in Section 4 hereof at a variable rate equal to the sum of the Applicable Rate in effect from time to time during the term of this Subordinated Note plus 1% per annum. “Applicable Rate” means the 1-month LIBOR rate published in The Wall Street Journal on the first Business Day of each month (“LIBOR”); provided, that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred under the RFA or with respect to the then-current Applicable Rate, then “LIBOR” or its replacement rate determined in accordance herewith, as applicable, means the then-current Benchmark Replacement, with a tenor of one (1) month; provided, further, that during any Benchmark Unavailability Period or at any time that a one (1) month tenor for the then-current Benchmark is not an Available Tenor, the Applicable Rate shall be equal to the immediately preceding Applicable Rate determined in accordance with the provisions hereof.

3.Conditions to Effectiveness. This Amendment shall be effective concurrently with the effectiveness of the RFA Amendment.

4.Certain Representations and Warranties. Each of the Buyer, the Servicer and the Originator represents and warrants to each Credit Party as of the date hereof, as follows:

a.Representations and Warranties. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, all of its respective representations and warranties contained in the Agreement (other than the representations and warranties set forth in Sections 4.1(f)(ii) and (i) of the Agreement) and each other Transaction Document to which it is a party that (x) do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof, and (y) contains a materiality qualification are true and correct on and as of the date hereof (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct, as the case maybe, as of such earlier date).

b.Power and Authority; Due Authorization. That it has all necessary corporate power, limited liability company power, and authority (as applicable) to (i) execute and deliver this Amendment and the transactions contemplated hereby and (ii) perform its obligations under this Amendment, the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action, as applicable.

c.Binding Obligations. This Amendment, the Agreement (as amended hereby) and each of the other Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Buyer, the Servicer and the Originator, as applicable, enforceable against the Buyer, the Servicer or the Originator, as applicable, in accordance with their respective terms, except as enforceability may be limited by (x) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (y) applicable Requirements of Law (including the approval of the CPUC) prior to foreclosure or other exercise of remedies hereunder or under the Transaction Documents.

d.No Event of Default or Termination Events. No Sale Termination Event, Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event has occurred and is continuing, and no Sale Termination Event, Event of Default, Unmatured Event of Default, Termination Event or Unmatured Termination Event would result from this Amendment or the transactions contemplated hereby.

5.Reference to and Effect on the Agreement and the Other Transaction Documents.

a.From and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import, and each reference in each of the other Transaction Documents to the “Purchase and Sale Agreement”, “thereunder”, “thereof” or words of like import, in each case referring to the Agreement, shall mean and be, a reference to the Agreement, as amended hereby.

b.The Agreement (except as specifically amended herein) and the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.

c.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to, any right, power or remedy of the

Administrative Agent or any other Credit Party under, nor constitute a waiver of or amendment to, any other provision or condition under, the Agreement or any other Transaction Document.

6.Costs and Expenses. The Buyer agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the other Credit Parties in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated hereby.

7.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).

8.Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

9.Integration. This Amendment, the Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

10.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart hereof or any other electronic means as provided in the immediately following sentence. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12.Mutual Negotiations. This Amendment is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Amendment or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Amendment, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

13.Headings. The captions and headings of this Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Amendment.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PG&E AR FACILITY, LLC,
as Buyer

By:	/s/ MARGARET BECKER
Name:	Margaret Becker
Title:	Vice President and Treasurer

PACIFIC GAS AND ELECTRIC COMPANY
as the Servicer and as the Originator

By:	/s/ DAVID S. THOMASON
Name:	David S. Thomason
Title:	Vice President, Chief Financial Officer and Controller

MUFG BANK, LTD.,
as Administrative Agent

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD.,
as Group Agent for the MUFG Group

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD.,
as a Committed Lender

By:	/s/ ERIC WILLIAMS
Name:	Eric Williams
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Lender

By:	/s/ KEVIN J. CORRIGAN
Name:	Kevin J. Corrigan
Title:	Vice President

MIZUHO BANK, LTD.,
as Group Agent for the Mizuho Group

By:	/s/ RICHARD A. BURKE
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD.,
as a Committed Lender

By:	/s/ RICHARD A. BURKE
Name:	Richard A. Burke
Title:	Managing Director

BNP PARIBAS,
as a Group Agent for the BNP Group

By:	/s/ ADVAIT JOSHI
Name:	Advait Joshi
Title:	Director

By:	/s/ CHRIS FUKUOKA
Name:	Chris Fukuoka
Title:	Vice President

BNP PARIBAS,
as a Committed Lender

By:	/s/ ADVAIT JOSHI
Name:	Advait Joshi
Title:	Director

By:	/s/ CHRIS FUKUOKA
Name:	Chris Fukuoka
Title:	Vice President

STARBIRD FUNDING CORPORATION,
as a Conduit Lender

By:	/s/ DAVID V. DEANGELIS
Name:	David V. DeAngelis
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as Group Agent for the JPM Group

By:	/s/ MARQUIS GILMORE
Name:	Marquis Gilmore
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By:	/s/ MARQUIS GILMORE
Name:	Marquis Gilmore
Title:	Managing Director

JUPITER SECURITIZATION COMPANY LLC,
as a Conduit Lender

By:	/s/ MARQUIS GILMORE
Name:	Marquis Gilmore
Title:	Managing Director